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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2002
                                                          ---------------


                         Environmental Power Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-15472                  04-2782065
--------                            -------                  ----------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)


           One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.01 Letter to Shareholders of Environmental Power Corporation ("POWR"), dated August 15, 2002, to be included in First Quarter 2002 brochure to shareholders.

99.02 Earnings press release for Second Quarter ending June 30, 2002.

Item 9.  Regulation FD Disclosure

The letter attached as Exhibit 99.01 hereto is furnished pursuant to Regulation FD. It is not filed. The earnings release attached as Exhibit 99.02 hereto is furnished pursuant to Regulation FD. It is not filed

Cautionary Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements made in the exhibit to this report, such as statements concerning estimated market potential and target markets, expectations as to Microgy's profitable production of renewable energy, beliefs as to investment in the future which will greatly increase shareholder value in the long-term, potential in the generation of electricity from agricultural wastes, additional farms entering into arrangements with us, efforts to build and finance projects, rapid expansion to meet demands of our markets, potential for growth in markets, belief as to our anaerobic digestion electricity product being competitive with other sources, expectations of agricultural waste solutions being profitable to farmers and that we can grow dramatically and profitably, beliefs as to Microgy's business complimenting our existing business, beliefs as to our licensed technology providing a unique solution to two critical market needs, the technology turning an expensive agricultural industry problem into a profit-generating solution for farmers and other statements contained herein which are not historical facts are forward looking statements as such term is defined in the Act. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", "will" and similar expressions are intended to identify forward-looking statements. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy Cogeneration Systems, Inc.'s projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in POWR's filings with the Securities and Exchange Commission, including the

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section "Management's Discussion and Analysis of Financial Condition and Results
of Operations -- Certain Factors That May Impact Future Results" of POWR's
Annual Report on Form 10-K for the period ended December 31, 2001. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


ENVIRONMENTAL POWER CORPORATION



August 15, 2002                                /s/ R. Jeffrey Macartney
                                               ---------------------------------
                                               R. Jeffrey Macartney
                                               Treasurer and
                                               Chief Financial Officer
                                               (principal accounting officer
                                               and authorized officer)